UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2009

THE MOSAIC COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-0891589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota	55441

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 918-8270

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:

The Mosaic Company is hosting its 2009 Institutional Investor and Analyst Meeting in New York City, New York, on January 13, 2009 (the “Meeting”). The presentation for such meeting includes certain non-GAAP financial measures within the meaning of Item 10 of Regulation S-K with regard to completed quarterly and annual fiscal periods. The information required by Item 2.02 of Form 8-K with respect to such non-GAAP financial measures is furnished in response to Item 7.01 of this report and incorporated in this Item 2.02 by reference.

Item 7.01.	Regulation FD Disclosure.

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:

Furnished herewith as Exhibit 99.1 and incorporated by reference herein is a copy of a presentation being made by The Mosaic Company on January 13, 2009 at its 2009 Institutional Investor and Analyst Meeting in New York City, New York.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Reference is made to the Exhibit Index hereto with respect to the exhibit furnished herewith. The exhibit listed in the Exhibit Index hereto is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: January 12, 2009	By:	/s/ Richard L. Mack
	Name:	Richard L. Mack
	Title:	Executive Vice President,
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation being made by The Mosaic Company on January 13, 2009 at The Mosaic Company Institutional Investor and Analyst Meeting in New York City, New York